Supplemental Financial Information First Quarter 2026 investors.ironmountain.com

Table of Contents Section I - Q1 Earnings Press Release Q1 2026 Earnings Press Release 3 Section II - Financial Highlights and Organic Growth Financial and Operating Highlights 6 Organic Revenue Growth 7 Section III - Operational Metrics Global Storage Volume 8 Quarterly Operating Performance 9 Section IV - Balance Sheets, Statements of Operations and Reconciliations Condensed Consolidated Balance Sheets 10 Quarterly Condensed Consolidated Statements of Operations 11 Quarterly Reconciliation of Net Income (Loss) to Adjusted EBITDA 12 Quarterly Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share 13 Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO 14 Section V - Storage and Service Reconciliation Quarterly Storage Rental and Service Business Detail 15 Section VI - Real Estate Metrics Global Real Estate Portfolio and Lease Obligations 16 Facility Lease Expirations 16 Section VII - Data Center Customer and Portfolio Metrics Data Center Customer Lease Expiration and Leasing Activity Summary 17 Data Center Operating Portfolio and Total Potential Capacity 18 Data Center Expansion and Development Activity 19 Section VIII - Capitalization and Debt Maturity Profile Capitalization 20 Total Borrowings Maturity Schedule 20 Debt Maturity Profile 20 Section IX - Capital Expenditures Quarterly Capital Expenditures and Investments 21 Section X - Appendix and Definitions Appendix and Definitions 22 All figures except per share, megawatts (MW), kilowatts (kW), and facility counts in 000s unless noted All figures in reported dollars unless noted Figures may not foot due to rounding All figures for the quarter ended March 31, 2026 unless noted Unaudited investors.ironmountain.com Q1 2026 Supplemental Financial Information 2

FOR IMMEDIATE RELEASE Iron Mountain Reports First Quarter 2026 Results • Delivers record quarterly results across all key performance metrics • Achieves quarterly revenue of $1.9 billion, an increase of 21.6% on a reported basis and an increase of 18.6% excluding the effects of foreign exchange • Organic revenue growth of 17.2% year over year in the first quarter • Growth businesses of data center, digital, and asset lifecycle management (ALM) collectively grew more than 50% year over year in the first quarter • Q1 2026 Net Income of $149 million, as compared to $16 million in Q1 2025 • Delivers quarterly Adjusted EBITDA of $708 million, an increase of 22.1% compared to $580 million in Q1 2025 • Generates quarterly AFFO of $426 million, or $1.43 per share, an increase of 22% compared to last year • Increases 2026 financial guidance driven by strong operational performance across the business PORTSMOUTH, N.H. – April 30, 2026 – Iron Mountain Incorporated (NYSE: IRM), a global leader in information management services, announces financial results for the first quarter of 2026. "We are pleased to report another quarter of exceptional results, with record performance that exceeded our expectations and showed strength across all key metrics. Our business is experiencing significant momentum, driven by outstanding performance in our growth businesses of data center, ALM, and digital and continued solid growth in our highly recurring physical records storage business. Our team's strong execution of our growth plans and commitment to delivering value to our customers through innovative solutions remain the foundation of our ongoing success," stated William L. Meaney, President and CEO of Iron Mountain. "Looking ahead, we are accelerating our cross-selling efforts in ALM and Digital and we are off to a strong start to the year in data center leasing, where we have already leased 32 megawatts through April. Additionally, our pipeline momentum continues to build against the 400 megawatts of data center capacity energizing and available over the next 24 months, supporting our outlook for continued strong growth. With the trajectory we are on, together with our first quarter outperformance, we are pleased to raise our full-year financial guidance.” Financial Performance Highlights for the First Quarter of 2026 ($ in millions, except per share data) Three Months Ended Y/Y % Change 3/31/26 3/31/25 Reported $ Constant Fx Storage Rental Revenue $1,095 $948 15% 13% Service Revenue $841 $644 31% 28% Total Revenue $1,936 $1,593 22% 19% Net Income $149 $16 n/a Reported EPS $0.48 $0.05 n/a Adjusted EPS $0.60 $0.43 40% Adjusted EBITDA $708 $580 22% 19% Adjusted EBITDA Margin 36.6% 36.4% 20 bps AFFO $426 $348 22% AFFO per share $1.43 $1.17 22% • Total reported revenues for the first quarter were $1.9 billion, compared with $1.6 billion in the first quarter of 2025, an increase of 21.6%. Excluding the impact of foreign currency exchange ("Fx"), total reported revenues increased 18.6% compared to the prior year, driven by an 12.6% increase in storage rental revenue and a 27.6% increase in service revenue. • Net Income for the first quarter was $149.0 million, compared with $16.2 million in the first quarter of 2025, primarily driven by increased Operating Income. • Adjusted EBITDA for the first quarter was $707.9 million, compared with $579.9 million in the first quarter of 2025, an increase of 22.1%. On a constant currency basis, Adjusted EBITDA increased by 19.5% in the first quarter, compared to the first quarter of 2025, driven by Section I - Q1 Earnings Press Release investors.ironmountain.com Q1 2026 Supplemental Financial Information 3

increased revenue and Adjusted EBITDA across each of our segments and improved operating leverage coming from our continued improvement activities. • FFO (Normalized) per share was $0.99 for the first quarter, compared with $0.77 in the first quarter of 2025. • AFFO was $426.1 million for the first quarter, compared with $348.4 million in the first quarter of 2025, an increase of 22.3% driven by improved Adjusted EBITDA. • AFFO per share was $1.43 for the first quarter, compared with $1.17 in the first quarter of 2025. Dividend On April 30, 2026, Iron Mountain's Board of Directors declared a quarterly cash dividend of $0.864 per share of common stock for the second quarter. The second quarter 2026 dividend is payable on July 3, 2026 to shareholders of record at the close of business on June 15, 2026. Guidance Iron Mountain increased full year 2026 guidance; details are summarized in the table below. 2026 Guidance(1) ($ in millions, except per share data) Full Year 2026 New Approximate Y/Y % Change at Midpoint Previous Q2 2026 Approximate Y/Y % Change Total Revenue $7,825 - $7,925 ~14% $7,625 - $7,775 ~$1,965 ~15% Adjusted EBITDA $2,925 - $2,965 ~14% $2,875 - $2,925 ~$715 ~14% AFFO $1,735 - $1,755 ~13% $1,705 - $1,735 ~$418 ~13% AFFO Per Share $5.79 - $5.86 ~13% $5.69 - $5.79 ~$1.40 ~13% (1) Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Q1 2026 Earnings Conference Call and Related Materials The conference call / webcast details, earnings presentation and supplemental financial information, which includes definitions of certain capitalized terms used in this release, are available on Iron Mountain’s Investor Relations website. About Iron Mountain Iron Mountain Incorporated (NYSE: IRM) is trusted by more than 240,000 customers in 61 countries, including approximately 95% of the Fortune 1000, to help unlock value and intelligence from their assets through services that transcend the physical and digital worlds. Our broad range of solutions address their information management, digital transformation, information security, data center and asset lifecycle management needs. Our longstanding commitment to safety, security, sustainability and innovation in support of our customers underpins everything we do. To learn more about Iron Mountain, please visit www.IronMountain.com. Investor Relations Contacts: Mark Rupe Erika Crabtree SVP, Investor Relations Manager, Investor Relations Mark.Rupe@ironmountain.com Erika.Crabtree@ironmountain.com (215) 402-7013 (617) 535-2845 Section I - Q1 Earnings Press Release investors.ironmountain.com Q1 2026 Supplemental Financial Information 4

Forward Looking Statements We have made statements in this press release that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “commit”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co-investment vehicles), incorporate alternative technologies (including artificial intelligence) into our business, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards, and regulatory and contractual requirements under government contracts; (iv) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) fluctuations in commodity prices; (xv) competition for customers; (xvi) our ability to attract, develop and retain key personnel; (xvii) deficiencies in our disclosure controls and procedures or internal control over financial reporting; (xviii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xix) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this press release. Reconciliation of Non-GAAP Measures Throughout this press release, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, (3) FFO (Nareit), (4) FFO (Normalized), (5) AFFO and (6) AFFO per share. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this release. Section I - Q1 Earnings Press Release investors.ironmountain.com Q1 2026 Supplemental Financial Information 5

Financial Highlights Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Storage Rental Revenue $1,094,765 $1,061,248 $1,032,897 $1,009,989 $948,376 Service Revenue $841,384 $781,919 $721,196 $701,959 $644,153 Total Revenues $1,936,149 $1,843,167 $1,754,093 $1,711,948 $1,592,529 Adjusted EBITDA $707,939 $705,277 $660,379 $628,388 $579,906 Adjusted EBITDA Margin 36.6% 38.3% 37.6% 36.7% 36.4 % Net Income (Loss) Attributable to Iron Mountain Incorporated $143,665 $89,270 $84,290 $(44,921) $15,952 Reported EPS - Fully Diluted $0.48 $0.30 $0.28 $(0.15) $0.05 Adjusted EPS $0.60 $0.61 $0.54 $0.48 $0.43 FFO (Normalized) $294,547 $300,670 $276,891 $258,005 $229,070 FFO (Normalized) per Share $0.99 $1.01 $0.93 $0.87 $0.77 AFFO $426,106 $429,709 $393,316 $369,744 $348,400 AFFO per Share $1.43 $1.44 $1.32 $1.24 $1.17 TTM AFFO Payout Ratio 60.7% 62.2% 61.7% 62.7% 62.0 % Dividend per Share $0.86 $0.86 $0.79 $0.79 $0.79 Weighted Average Common Shares Outstanding - Diluted 298,834 298,380 297,981 295,364 297,260 Net Lease-Adjusted Leverage Ratio 4.8x 4.9x 5.0x 5.0x 5.0x Operating Highlights Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Organic Storage Rental Revenue Growth 12.4% 10.9% 9.4% 9.2% 8.8 % Organic Service Revenue Growth 24.3% 17.7% 9.8% 9.7% 7.1 % Total Volume - Storage 745,276 744,001 743,512 735,807 734,166 Storage Facility Capacity Utilization 81.4% 81.3% 80.8% 80.6% 79.9 % Records Management Retention Rate 93.3% 93.3% 93.2% 93.0% 92.9 % Storage Revenue / Sq. Ft. $11.74 $11.34 $11.05 $10.83 $10.14 Storage NOI / Sq. Ft. $9.10 $8.96 $8.76 $8.69 $8.10 Data Center: Leasable Megawatts 507.2 488.2 452.2 450.2 424.2 Leased % - Stabilized 98.3% 98.0% 98.2% 97.9% 98.0 % Leased % - Total 97.2% 96.9% 97.0% 96.3% 96.1 % Kilowatts Leased - New/Expansion 21,849 43,413 13,464 2,325 3,700 Churn 0.4% 1.7% 0.3% 0.5% 0.3 % Number of Facilities 31 31 30 30 29 Number of Markets 21 21 21 21 21 Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q1 2026 Supplemental Financial Information 6

Organic Revenue Growth (1) Q1 2026 Reported Constant Currency Organic Revenue Storage Rental 15.4% 12.6% 12.4% Service 30.6% 27.6% 24.3% Total Revenues 21.6% 18.6% 17.2% Total Organic Revenue Growth 9.8% 9.5% 8.1% 8.1% 9.4% 9.6% 13.6% 17.2% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 4.0% 8.0% 12.0% 16.0% 20.0% Organic Storage Rental Revenue Growth 10.1% 9.3% 8.8% 8.8% 9.2% 9.4% 10.9% 12.4% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 6.0% 8.0% 10.0% 12.0% 14.0% Organic Service Revenue Growth 9.4% 10.0% 7.0% 7.1% 9.7% 9.8% 17.7% 24.3% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 28.0% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section II - Financial Highlights and Organic Growth investors.ironmountain.com Q1 2026 Supplemental Financial Information 7

Global Storage Volume C ub ic F ee t ( in th ou sa nd s) Global RIM Corporate and Other Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 700,000 710,000 720,000 730,000 740,000 750,000 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Global RIM 726,048 726,316 726,712 726,952 727,266 727,496 728,740 736,399 736,829 738,010 Corporate and Other 5,493 5,715 5,895 6,045 6,305 6,671 7,067 7,112 7,173 7,266 Total Volume - Storage 731,541 732,031 732,607 732,997 733,571 734,166 735,807 743,512 744,001 745,276 Business acquisitions during the quarter (1) — — — — — — — 7,394 — — (1) Volume acquired through acquisition in the quarter; this is included in Total Storage Volume. Section III - Operational Metrics investors.ironmountain.com Q1 2026 Supplemental Financial Information 8

Quarterly Operating Performance Y/Y % Change Q1 2026 Q4 2025 Q1 2025 Reported Constant Currency Organic Growth (1) Global RIM Business Storage Rental $823,517 $808,529 $757,508 8.7% 5.9% 5.6% Service 580,569 564,412 498,434 16.5% 13.4% 12.5% Total Revenues $1,404,086 $1,372,941 $1,255,942 11.8% 8.9% 8.3% Adjusted EBITDA $617,679 $622,414 $556,314 Adjusted EBITDA Margin 44.0% 45.3% 44.3 % Global Data Center Business Storage Rental $252,505 $234,410 $172,945 46.0% 43.1% 43.1% Service 2,220 2,291 252 781.0% 4948.3% 4948.3% Total Revenues $254,725 $236,701 $173,197 47.1% 44.3% 44.3% Adjusted EBITDA $132,763 $121,867 $90,816 Adjusted EBITDA Margin 52.1% 51.5% 52.4 % Corporate and Other Storage Rental $18,743 $18,309 $17,923 4.6% 3.1% 3.1% Service 258,595 215,216 145,467 77.8% 75.6% 64.1% Total Revenues $277,338 $233,525 $163,390 69.7% 67.6% 57.4% Adjusted EBITDA $(42,503) $(39,004) $(67,224) Total Consolidated Storage Rental $1,094,765 $1,061,248 $948,376 15.4% 12.6% 12.4% Service 841,384 781,919 644,153 30.6% 27.6% 24.3% Total Revenues $1,936,149 $1,843,167 $1,592,529 21.6% 18.6% 17.2% Adjusted EBITDA $707,939 $705,277 $579,906 Adjusted EBITDA Margin 36.6% 38.3% 36.4% (1) Constant Currency and excluding impact from business acquisitions and divestitures. Section III - Operational Metrics investors.ironmountain.com Q1 2026 Supplemental Financial Information 9

Condensed Consolidated Balance Sheets 3/31/2026 12/31/2025 ASSETS Current Assets: Cash and Cash Equivalents $250,710 $158,535 Accounts Receivable, Net 1,424,635 1,443,669 Prepaid Expenses and Other 367,738 332,779 Total Current Assets $2,043,083 $1,934,983 Property, Plant and Equipment: Property, Plant and Equipment $14,862,169 $14,457,335 Less: Accumulated Depreciation (5,023,371) (4,911,010) Property, Plant and Equipment, Net $9,838,798 $9,546,325 Other Assets, Net: Goodwill $5,274,865 $5,285,801 Customer and Supplier Relationships and Other Intangible Assets 1,231,051 1,269,607 Operating Lease Right-of-Use Assets 2,451,023 2,465,196 Other 647,995 623,107 Total Other Assets, Net $9,604,934 $9,643,711 Total Assets $21,486,815 $21,125,019 LIABILITIES AND EQUITY Current Liabilities: Current Portion of Long-term Debt $216,965 $216,074 Accounts Payable 782,546 710,662 Accrued Expenses and Other Current Liabilities 1,271,577 1,290,669 Deferred Revenue 386,446 402,091 Total Current Liabilities $2,657,534 $2,619,496 Long-term Debt, Net of Current Portion 16,886,016 16,215,885 Long-term Operating Lease Liabilities, Net of Current Portion 2,281,743 2,300,448 Other Long-term Liabilities 355,734 450,083 Deferred Income Taxes 180,436 184,015 Total Long-term Liabilities $19,703,929 $19,150,431 Redeemable Noncontrolling Interests 63,746 64,423 (Deficit) Equity Total (Deficit) Equity $(938,394) $(709,331) Total Liabilities and (Deficit) Equity $21,486,815 $21,125,019 Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q1 2026 Supplemental Financial Information 10

Quarterly Condensed Consolidated Statements of Operations Q1 2026 Q4 2025 Q/Q % Change Q1 2025 Y/Y % Change Revenues: Storage Rental $1,094,765 $1,061,248 3.2% $948,376 15.4 % Service 841,384 781,919 7.6% 644,153 30.6 % Total Revenues $1,936,149 $1,843,167 5.0% $1,592,529 21.6 % Operating Expenses: Cost of Sales (excluding Depreciation and Amortization) $889,803 $822,500 8.2% $710,204 25.3 % Selling, General and Administrative 372,764 338,461 10.1% 329,737 13.0 % Depreciation and Amortization 267,839 277,512 (3.5) % 232,154 15.4 % Acquisition and Integration Costs 2,921 3,505 (16.7) % 5,823 (49.8) % Restructuring and Other Transformation — 43,480 (100.0) % 54,746 (100.0) % Loss (Gain) on Disposal/Write-Down of PP&E, Net 7,592 16,666 (54.4) % 5,571 36.3 % Total Operating Expenses $1,540,919 $1,502,124 2.6% $1,338,235 15.1 % Operating Income (Loss) $395,230 $341,043 15.9% $254,294 55.4 % Interest Expense, Net 223,821 219,794 1.8% 194,738 14.9 % Other (Income) Expense, Net (4,708) 16,920 (127.8) % 28,488 (116.5) % Net Income (Loss) Before Provision (Benefit) for Income Taxes $176,117 $104,329 68.8% $31,068 n/a Provision (Benefit) for Income Taxes 27,118 11,209 141.9% 14,835 82.8 % Net Income (Loss) $148,999 $93,120 60.0% $16,233 n/a Less: Net Income (Loss) Attributable to Noncontrolling Interests 5,334 3,850 38.5% 281 n/a Net Income (Loss) Attributable to Iron Mountain Incorporated $143,665 $89,270 60.9% $15,952 n/a Net Income (Loss) Per Share Attributable to Iron Mountain Incorporated: Basic $0.48 $0.30 60.0% $0.05 n/a Diluted $0.48 $0.30 60.0% $0.05 n/a Weighted Average Common Shares Outstanding - Basic 296,848 295,969 0.3% 294,507 0.8 % Weighted Average Common Shares Outstanding - Diluted 298,834 298,380 0.2% 297,260 0.5 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q1 2026 Supplemental Financial Information 11

Quarterly Reconciliation of Net Income (Loss) to Adjusted EBITDA Q1 2026 Q4 2025 Q/Q % Change Q1 2025 Y/Y % Change Net Income (Loss) $148,999 $93,120 60.0% $16,233 n/a Add / (Deduct): Interest Expense, Net 223,821 219,794 1.8% 194,738 14.9 % Provision (Benefit) for Income Taxes 27,118 11,209 141.9% 14,835 82.8 % Depreciation and Amortization 267,839 277,512 (3.5) % 232,154 15.4 % Acquisition and Integration Costs 2,921 3,505 (16.7) % 5,823 (49.8) % Restructuring and Other Transformation — 43,480 (100.0) % 54,746 (100.0) % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 7,592 16,666 (54.4) % 5,571 36.3 % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (1,196) 15,722 (107.6) % 27,382 (104.4) % Stock-Based Compensation Expense 28,257 21,685 30.3% 26,094 8.3 % Our Share of Adjusted EBITDA Reconciling Items from our Unconsolidated Joint Ventures 2,588 2,584 0.2% 2,330 11.1 % Adjusted EBITDA $707,939 $705,277 0.4% $579,906 22.1 % Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q1 2026 Supplemental Financial Information 12

Quarterly Reconciliation of Reported Earnings per Share to Adjusted Earnings per Share Q1 2026 Q4 2025 Q/Q % Change Q1 2025 Y/Y % Change Reported EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.48 $0.30 60.0% $0.05 n/a Add / (Deduct): Acquisition and Integration Costs 0.01 0.01 — 0.02 (50.0) % Restructuring and Other Transformation — 0.15 (100.0) % 0.18 (100.0) % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Including Real Estate) 0.03 0.06 (50.0) % 0.02 50.0 % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures — 0.05 (100.0) % 0.09 (100.0) % Stock-Based Compensation Expense 0.09 0.07 28.6% 0.09 — Non-Cash Amortization Related to Derivative Instruments — 0.01 (100.0) % 0.01 (100.0) % Tax Impact of Reconciling Items and Discrete Tax Items (1) (0.02) (0.05) (60.0) % (0.04) (50.0) % Income (Loss) Attributable to Noncontrolling Interests 0.02 0.01 100.0% — n/a Adjusted EPS - Fully Diluted from Net Income (Loss) Attributable to Iron Mountain Incorporated $0.60 $0.61 (1.6) % $0.43 39.5% (1) The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the three months ended March 31, 2026, March 31, 2025 and December 31, 2025 is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the quarters ended March 31, 2026 and 2025 was 15.5% and 17.0% respectively, and quarter ended December 31, 2025 was 13.1%. The Tax Impact of Reconciling Items and Discrete Tax Items was calculated using the current quarter’s estimate of the annual structural tax rate. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q1 2026 Supplemental Financial Information 13

Quarterly Reconciliation of Net Income (Loss) to FFO and AFFO Q1 2026 Q4 2025 Q/Q % Change Q1 2025 Y/Y % Change Net Income (Loss) $148,999 $93,120 60.0% $16,233 n/a Add / (Deduct): Real Estate Depreciation (1) 111,459 111,823 (0.3) % 94,147 18.4 % Loss (Gain) on Sale of Real Estate, Net of Tax 717 1,176 (39.0) % 312 129.8 % Data Center Lease-Based Intangible Assets Amortization (2) 1,842 1,835 0.4% 2,019 (8.8) % Our Share of FFO (Nareit) Reconciling Items from our Unconsolidated Joint Ventures 1,598 1,589 0.6% 1,496 6.8 % FFO (Nareit) $264,615 $209,543 26.3% $114,207 131.7 % Add / (Deduct): Acquisition and Integration Costs 2,921 3,505 (16.7) % 5,823 (49.8) % Restructuring and Other Transformation — 43,480 (100.0) % 54,746 (100.0) % Loss (Gain) on Disposal/Write-Down of PP&E, Net (Excluding Real Estate) 6,875 15,490 (55.6) % 5,292 29.9 % Other (Income) Expense, Net, Excluding our Share of Losses (Gains) from our Unconsolidated Joint Ventures (1,196) 15,722 (107.6) % 27,382 (104.4) % Stock-Based Compensation Expense 28,257 21,685 30.3% 26,094 8.3 % Non-Cash Amortization Related to Derivative Instruments (896) 4,176 (121.5) % 4,176 (121.5) % Real Estate Financing Lease Depreciation 3,924 3,274 19.9% 3,148 24.7 % Tax Impact of Reconciling Items and Discrete Tax Items (3) (9,896) (16,150) (38.7) % (11,673) (15.2) % Our Share of FFO (Normalized) Reconciling Items from our Unconsolidated Joint Ventures (57) (55) 3.6% (125) (54.4) % FFO (Normalized) $294,547 $300,670 (2.0) % $229,070 28.6 % Add / (Deduct): Non-Real Estate Depreciation 76,742 83,320 (7.9) % 65,146 17.8 % Amortization Expense (4) 73,872 77,260 (4.4) % 67,694 9.1 % Amortization of Deferred Financing Costs 8,048 8,350 (3.6) % 7,856 2.4 % Revenue Reduction Associated with Amortization of Customer Inducements and Above- and Below-Market Leases 1,498 1,683 (11.0) % 1,317 13.7 % Non-Cash Rent Expense (Income) 621 539 15.2% 3,225 (80.7) % Reconciliation to Normalized Cash Taxes 5,861 565 n/a 1,999 193.2 % Our Share of AFFO Reconciling Items from our Unconsolidated Joint Ventures 196 195 0.5% 176 11.4 % Less: Recurring Capital Expenditures 35,279 42,873 (17.7) % 28,083 25.6 % AFFO $426,106 $429,709 (0.8) % $348,400 22.3 % Per Share Amounts (Fully Diluted Shares): FFO (Nareit) $0.89 $0.70 27.1% $0.38 134.2 % FFO (Normalized) $0.99 $1.01 (2.0) % $0.77 28.6 % AFFO Per Share $1.43 $1.44 (0.7) % $1.17 22.2 % Weighted Average Common Shares Outstanding - Basic 296,848 295,969 0.3% 294,507 0.8 % Weighted Average Common Shares Outstanding - Diluted 298,834 298,380 0.2% 297,260 0.5% (1) Includes depreciation expense related to owned real estate assets (land improvements, buildings, building and leasehold improvements, data center infrastructure and racking structures), excluding depreciation related to real estate financing leases. (2) Includes amortization expense for data center in-place lease intangible assets and data center tenant relationship intangible assets. (3) Represents the tax impact of (i) the reconciling items above, which impacts our reported net income (loss) before provision (benefit) for income taxes but have an insignificant impact on our reported provision (benefit) for income taxes and (ii) other discrete tax items. (4) Includes customer and supplier relationship value, intake costs, acquisition of customer relationships, capitalized commissions and other intangibles. Section IV - Balance Sheets, Statements of Operations and Reconciliations investors.ironmountain.com Q1 2026 Supplemental Financial Information 14

Quarterly Storage Rental and Service Business Detail Q1 2026 Q4 2025 Q/Q % Change Q1 2025 Y/Y % Change Storage Rental Business Detail Total Storage Rental Revenue $1,094,765 $1,061,248 3.2% $948,376 15.4 % Plus: Terminations/Permanent Withdrawal Fees 9,661 10,602 (8.9) % 7,875 22.7 % Total Revenue from Adjusted Storage Rental Activities $1,104,426 $1,071,850 3.0% $956,251 15.5 % Less: Storage Rental Expenses Storage Rent 130,603 128,875 1.3% 121,506 7.5 % Storage Rental Labor 17,403 13,898 25.2% 9,983 74.3 % All Other Storage Costs 195,995 182,418 7.4% 149,478 31.1 % Storage Rental Cost of Sales $344,001 $325,191 5.8% $280,966 22.4 % Storage Rental Gross Profit $760,425 $746,659 1.8% $675,285 12.6 % Storage Rental Gross Margin 68.9% 69.7% -80 bps 70.6% -170 bps Service Business Detail Total Service Revenue $841,384 $781,919 7.6% $644,153 30.6 % Less: Terminations/Permanent Withdrawal Fees 9,661 10,602 (8.9) % 7,875 22.7 % Total Revenue from Adjusted Service Activities $831,723 $771,317 7.8% $636,278 30.7 % Less: Service Expenses Service Rent 7,443 7,194 3.5% 7,886 (5.6) % Service Labor 298,627 293,351 1.8% 263,998 13.1 % All Other Service Costs 239,732 196,764 21.8% 157,353 52.4 % Service Cost of Sales $545,802 $497,309 9.8% $429,238 27.2 % Service Gross Profit $285,921 $274,008 4.3% $207,040 38.1 % Service Gross Margin 34.4% 35.5% -110 bps 32.5% 190 bps Section V - Storage and Service Reconciliation investors.ironmountain.com Q1 2026 Supplemental Financial Information 15

Global Real Estate Portfolio and Lease Obligations Global Real Estate Portfolio (1) Owned Facilities Leased Facilities Total Buildings Sq. Ft. Buildings Sq. Ft. Buildings Sq. Ft. Total as of 12/31/2025 232 24,671 1,111 73,953 1,343 98,623 Additions & Expansions 2 79 8 432 10 511 Dispositions & Move Outs (2) (44) (33) (1,064) (35) (1,108) Total as of 03/31/2026 232 24,705 1,086 73,321 1,318 98,026 Total % 17.6% 25.2% 82.4% 74.8 % Top Five Markets Owned, United States (in Sq. Ft.) Top Five Markets Owned, International (in Sq. Ft.) Northern New Jersey 1,962 Paris, France 807 Chicago 1,282 Montreal, Canada 552 Boston 1,104 Mexico City, Mexico 452 Dallas 966 Toronto, Canada 434 Houston 873 Dubai, United Arab Emirates 434 Facility Lease Expirations (2) (% of total square feet subject to lease) 5.5% 3.7% 4.8% 4.2% 4.5% 5.0% 3.7% 3.7% 4.6% 60.3% 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter Weighted-Average Remaining Operating Lease Obligation: 10.2 Years (1) Includes real estate held in consolidated joint ventures. (2) Includes financing and operating lease obligations. Section VI - Real Estate Metrics investors.ironmountain.com Q1 2026 Supplemental Financial Information 16

Data Center Customer Lease Expiration Year Number of Leases Expiring Total MW Expiring Percentage of Total MW Annualized GAAP TCV Rent Expiring Percentage of TCV Annualized Rent 2026 624 21.7 3.6% 61,383 6.0% 2027 562 23.3 3.8% 88,668 8.7% 2028 285 43.4 7.1% 106,809 10.5% 2029 122 34.0 5.6% 50,820 5.0% 2030 73 63.8 10.5% 92,129 9.0% 2031 23 15.0 2.5% 38,996 3.8% 2032 8 17.3 2.8% 27,640 2.7% 2033 6 29.9 4.9% 40,244 3.9% Thereafter 29 359.4 59.2% 513,022 50.4% Total 1,732 607.8 100.0% 1,019,712 100.0% WALE: 10.0 years Data Center Leasing Activity Summary Q1 2026 Transaction Count GAAP MRR kW $ / kW / Month New/expansion leases signed 68 $4,264 21,849 $195 Commenced leases 58 3,241 24,137 134 Commenced Built to Suit leases — — — — Renewed leases 192 2,083 6,709 310 Churn 0.4% Cash Mark to Market 12.0% GAAP Mark to Market 14.0% New CHI-1 Data Center in Chicago IL Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q1 2026 Supplemental Financial Information 17

Data Center Operating Portfolio Stabilized Pre-Stabilized Total Leaseable MW Leased % by MW Leaseable MW Leased % by MW Leaseable MW Leased % by MW Boyers and Other WPA-1 and Other 14.2 88.7% — — 14.2 88.7% Phoenix AZP-1 41.0 100.0% — — 41.0 100.0% AZP-2 46.5 100.0% — — 46.5 100.0% AZP-3 (1) 28.0 100.0% — — 28.0 100.0% Scottsdale AZS-1 5.7 100.0% — — 5.7 100.0% Denver DEN-1 11.3 87.7% — — 11.3 87.7% New Jersey NJE-1 20.8 100.0% — — 20.8 100.0% Northern Virginia VA-1 12.4 100.0% — — 12.4 100.0% VA-2 36.0 100.0% — — 36.0 100.0% VA-3 44.0 100.0% — — 44.0 100.0% VA-4 (1) 32.0 100.0% — — 32.0 100.0% VA-5 (1) 40.0 100.0% — — 40.0 100.0% VA-6 (1) 32.0 100.0% — — 32.0 100.0% VA-7 (1) 36.0 100.0% — — 36.0 100.0% Amsterdam AMS-1 13.1 97.7% — — 13.1 97.7% London LON-1 8.7 57.6% — — 8.7 57.6% LON-2 27.0 100.0% — — 27.0 100.0% Frankfurt FRA-1 (2) 27.0 100.0% — — 27.0 100.0% FRA-2 9.8 100.0% — — 9.8 100.0% Singapore SIN-1 6.8 100.0% — — 6.8 100.0% Madrid MAD-1 3.0 41.0% — — 3.0 41.0% India Web Werks 1.5 100.0% 10.4 47.7% 11.9 54.3% Total Data Center Properties 496.8 98.3% 10.4 47.7% 507.2 97.2% (1) AZP-3, VA-4/5, VA-6, VA-7 are held by consolidated joint ventures. (2) FRA-1 is held by an unconsolidated joint venture. Total Potential Capacity - Megawatts Q1 2026 Q1 2025 Operating Portfolio 507.2 424.2 Under Construction 181.5 184.5 Held for Development 684.2 671.2 Total Data Center Portfolio 1,372.9 1,279.9 Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q1 2026 Supplemental Financial Information 18

Data Center Expansion and Development Activity Project / Facilities MW Under Construction MW Pre- leased % Pre- Leased Investment in Q1 2026 ($M) Cumulative Investment ($M) Total Expected Investment ($M) (3) Expected Completion Expected Stabilization MW Held for Development Data Center Expansion Amsterdam AMS-1 Phase 4 10.0 — — $12.9 $126.8 $156.6 Q2 2027 Q2 2028 — India Web Werks 2.5 — — — — — 2.9 New Jersey NJE-1 (1) 4.0 4.0 100.0% — — — 28.0 All Other Facilities (1) — — — — — — 16.6 Total Expansion 16.5 4.0 24.3% $12.9 $126.8 $156.6 47.5 New Development Phoenix AZP-3 Phase 3 (2) 8.0 8.0 100.0% $10.6 $47.2 $47.4 Q3 2026 Q3 2026 — Amsterdam AMS-2 — — — — — — 20.0 Chicago CHI-1 Phase 1 12.0 12.0 100.0% $2.7 $185.8 $195.4 Q2 2026 Q2 2026 — CHI-1 Future Phases (1) 24.0 24.0 100.0% — — — — London LON-3 Future Phases 25.0 — — $45.1 $266.9 $391.9 Q4 2026 Q4 2026 — Madrid MAD-1 20.0 — — $38.1 $123.3 $301.2 Q4 2026 Q4 2027 — MAD-1 Future Phases — — — — — — 56.0 Northern Virginia VA-9 Phase 1 14.0 14.0 100.0% $33.3 $67.4 $173.5 Q4 2026 Q4 2026 — VA-9 Phase 2 14.0 14.0 100.0% $33.3 $67.4 $173.5 Q1 2027 Q1 2027 — VA Future Phases (1) 32.0 32.0 100.0% — — — 195.0 India Web Werks — — — — — — 149.7 Miami MIA-1 16.0 16.0 100.0% $42.2 $150.3 $193.0 Q4 2026 Q4 2026 — Richmond RCH Future Phases — — — — — — 216.0 Total New Development 165.0 120.0 72.7% $205.3 $908.3 $1,475.8 636.7 Total Development 181.5 124.0 68.3% $218.2 $1,035.1 $1,632.4 684.2 (1) Includes megawatts pre-leased where construction is planned, but has not commenced. (2) AZP-3 is held by a consolidated joint venture; construction costs are funded by the joint venture with Iron Mountain managing the construction. (3) Excludes cost associated with megawatts pre-leased where facility construction is planned, but has not commenced. Section VII - Data Center Customer and Portfolio Metrics investors.ironmountain.com Q1 2026 Supplemental Financial Information 19

Capitalization Revolving Credit Facility and Term Loan A Total Market Capitalization as of 03/31/2026 Capacity $3,231,250 # of Shares Outstanding 297,479 Outstanding $1,766,250 Share Price as of 3/31/26 $102.14 Letters of Credit $12,436 Total Market Capitalization $30,384,486 Remaining Capacity $1,452,564 Net Debt (1) $16,965,203 Interest Rate Spread (Prime) 0.75 % Total Enterprise Value $47,349,689 Interest Rate Spread (SOFR) 1.75 % Net Debt to Total Enterprise Value 35.8 % Weighted Average Interest Rate 5.40 % Adjusted EBITDA to Interest Expense 3.2x Maturity Date 3/18/2030 Total Enterprise Value to Adjusted EBITDA (2) 17.5x Credit Facility Fixed Charge Coverage Ratio 2.5x Net Total Lease-Adjusted Leverage Ratio 4.8x Fixed vs. Floating Rate Debt 75% 25% Fixed Rate Debt Floating Rate Debt Credit Rating S&P Moody's Corporate BB- Ba3 Senior Credit Facility BB Ba3 Outlook Stable Stable Latest Update 12/5/2025 11/3/2025 Total Long Term Debt Weighted Average Rates Weighted Average Interest 5.5 % Weighted Average Maturity 4.4 Years USD denominated 85 % Debt Maturity Profile ($ in Millions) (3) 86 1,956 1,581 2,088 3,445 3,471 1,350 1,200 1,404 0 24 Senior Secured Credit Facility UK Revolving Credit Facility Other Debt Obligations Data Center Debt Agreements AUD Term Loan B A/R Securitization USD Term Loan B Senior Unsecured Notes 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 (1) Net debt is calculated as current portion of long-term debt of $217.0M plus long-term debt net of current portion of $16,886.0M plus deferred financing costs of $112.9M less cash and cash equivalents of $250.7M. (2) Total Enterprise Value to Adjusted EBITDA is calculated on a trailing twelve-month basis. (3) Excludes Deferred Financing Costs, Discounts, Financing Leases, Notes Payable and Other. Section VIII - Capitalization and Debt Maturity Profile investors.ironmountain.com Q1 2026 Supplemental Financial Information 20

Quarterly Capital Expenditures Q1 2026 Q4 2025 Q/Q % Change Q1 2025 Y/Y % Change Growth: Data Center $408,084 $417,160 (2.2) % $575,999 (29.2) % Real Estate 46,936 72,861 (35.6) % 30,934 51.7 % Innovation and Other 37,070 35,538 4.3% 21,584 71.7 % Total Growth Capital Expenditures $492,090 $525,559 (6.4) % $628,517 (21.7) % Recurring: Data Center $3,377 $6,109 (44.7) % $3,067 10.1 % Real Estate 7,778 21,643 (64.1) % 8,196 (5.1) % Non-Real Estate 24,124 15,121 59.5% 16,820 43.4 % Total Recurring Capital Expenditures $35,279 $42,873 (17.7) % $28,083 25.6 % Total Growth and Recurring Capital Expenditures $527,369 $568,432 (7.2) % $656,600 (19.7) % Net Change in Prepaid and Accrued Capital Expenditures (9,356) (52,186) (82.1) % 18,167 (151.5) % Total Cash Paid for Growth and Recurring Capital Expenditures $518,013 $516,245 0.3% $674,767 (23.2) % Section IX - Capital Expenditures investors.ironmountain.com Q1 2026 Supplemental Financial Information 21

Non-GAAP Measures and Definitions Non-GAAP measures are supplemental metrics designed to enhance our disclosures and to provide additional information that we believe to be important for investors to consider when evaluating our financial performance. These non-GAAP measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). Forward-Looking Statements: We have made statements in this Supplemental Financial Information that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as “believes”, “expects”, “anticipates”, “estimates”, “plans”, “intends”, “projects”, “pursue”, “commit”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures or other co- investment vehicles), incorporate alternative technologies (including artificial intelligence) into our business, achieve satisfactory returns on new product offerings, continue our revenue management, expand and manage our global operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space or services activity; (iii) the costs of complying with and our ability to comply with laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards, and regulatory and contractual requirements under government contracts; (iv) the impact of attacks on our internal information technology systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (v) our ability to fund capital expenditures; (vi) the impact of our distribution requirements on our ability to execute our business plan; (vii) our ability to remain qualified for taxation as a real estate investment trust (“REIT”) for United States federal income tax purposes; (viii) changes in the political and economic environments in the countries in which we operate and changes in the global political climate; (ix) our ability to raise debt or equity capital and changes in the cost of our debt; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) the cost or potential liabilities associated with real estate necessary for our business; (xiii) unexpected events, including those resulting from climate change or geopolitical events, could disrupt our operations and adversely affect our reputation and results of operations; (xiv) fluctuations in commodity prices; (xv) competition for customers; (xvi) our ability to attract, develop and retain key personnel; (xvii) deficiencies in our disclosure controls and procedures or internal control over financial reporting; (xviii) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xix) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this Supplemental Financial Information. Acquisition and Integration Costs: We define Acquisition and Integration Costs as operating expenditures directly associated with the closing and integration activities of our business acquisitions that have closed, or are highly probable of closing, and include (i) advisory, legal and professional fees to complete business acquisitions and (ii) costs to integrate acquired businesses into our existing operations, including move, severance and system integration costs. Adjusted Earnings Per Share, or Adjusted EPS: We define Adjusted EPS as reported earnings per share fully diluted from net income (loss) attributable to Iron Mountain Incorporated (inclusive of our share of adjusted losses (gains) from our unconsolidated joint ventures) and excluding certain items, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Tax impact of reconciling items and discrete tax items; and (viii) Amortization related to the write-off of certain customer relationship intangible assets. We do not believe these excluded items to be indicative of our ongoing operating results, and they are not considered when we are forecasting our future results. We believe Adjusted EPS is of value to our current and potential investors when comparing our results from past, present and future periods. Non-Cash Amortization of Derivative Instruments: Includes amortization on instruments such as cross-currency swap agreements designated as a hedge of net investment. Adjusted EBITDA and Adjusted EBITDA Margin: We define Adjusted EBITDA as net income (loss) before interest expense, net, provision (benefit) for income taxes, depreciation and amortization (inclusive of our share of Adjusted EBITDA from our unconsolidated joint ventures), and excluding certain items we do not believe to be indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (including real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; and (vi) Intangible impairments. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenues. We use multiples of current or projected Adjusted EBITDA in conjunction with our discounted cash flow models to determine our estimated overall enterprise valuation and to evaluate acquisition targets. We believe Adjusted EBITDA and Adjusted EBITDA Margin provide our current and potential investors with relevant and useful information regarding our ability to generate cash flows to support business investment. These measures are an integral part of the internal reporting system we use to assess and evaluate the operating performance of our business. Section X - Appendix and Definitions investors.ironmountain.com Q1 2026 Supplemental Financial Information 22

Funds From Operations, FFO (Nareit), and FFO (Normalized): Funds from operations ("FFO") is defined by the National Association of Real Estate Investment Trusts as net income (loss) excluding depreciation on real estate assets, losses and gains on sale of real estate, net of tax, and amortization of data center leased-based intangibles (“FFO (Nareit)”). We calculate our FFO measures, including FFO (Nareit), adjusting for our share of reconciling items from our unconsolidated joint ventures. FFO (Nareit) does not give effect to real estate depreciation because these amounts are computed, under GAAP, to allocate the cost of a property over its useful life. Because values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, we believe that FFO (Nareit) provides investors with a clearer view of our operating performance. Our most directly comparable GAAP measure to FFO (Nareit) is net income (loss). We modify FFO (Nareit), as is common among REITs seeking to provide financial measures that most meaningfully reflect their particular business ("FFO (Normalized)"). Our definition of FFO (Normalized) excludes certain items included in FFO (Nareit) that we believe are not indicative of our core operating results, specifically: (i) Acquisition and Integration Costs; (ii) Restructuring and other transformation; (iii) Loss (gain) on disposal/write-down of property, plant and equipment, net (excluding real estate); (iv) Other expense (income), net; (v) Stock-based compensation expense; (vi) Non-cash amortization related to derivative instruments; (vii) Real estate financing lease depreciation; (viii) Tax impact of reconciling items and discrete tax items; (ix) Intangible impairments; and (x) (Income) loss from discontinued operations, net of tax. FFO (Normalized) per share: FFO (Normalized) divided by weighted-average fully-diluted shares outstanding. Adjusted Funds From Operations, or AFFO: We define adjusted funds from operations or AFFO as FFO (Normalized) (1) excluding (i) non-cash rent expense (income); (ii) depreciation on non-real estate assets; (iii) amortization expense associated with customer and supplier relationship value, intake costs, acquisition of customer and supplier relationships, capitalized commissions and other intangibles; (iv) amortization of deferred financing costs and debt discount/ premium; (v) revenue reduction associated with amortization of customer inducements and above- and below-market data center leases; and (vi) the impact of reconciling to normalized cash taxes; and (2) including recurring capital expenditures. We also adjust for these items to the extent attributable to our portion of unconsolidated ventures. We believe that AFFO, as a widely recognized measure of operations of REITs, is helpful to investors as a meaningful supplemental comparative performance measure to other REITs, including on a per share basis. AFFO should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) or cash flows from operating activities (as determined in accordance with GAAP). AFFO per share: Calculated as AFFO divided by weighted-average fully-diluted shares outstanding. Terminations/Permanent Withdrawal Fees: Revenue from the preparation, documentation, and permanent withdrawal of records. Business Segments: The Global Records and Information Management ("Global RIM"): Records Management, stores physical records and provides information services, vital records services, courier operations, and the collection, handling and disposal of sensitive documents ("Records Management") for customers in 61 countries around the globe. Data Management, provides storage and rotation of backup computer media as part of corporate disaster recovery plans, including service and courier operations, server and computer backup services and related services offerings ("Data Management"). Global Digital Solutions, develops, implements and supports comprehensive storage and information management solutions for the complete lifecycle of our customers’ information, including the management of physical records, conversion of documents to digital formats and digital storage of information ("Global Digital Solutions"). Secure Shredding, includes the scheduled pick-up of office records that customers accumulate in specially designed secure containers we provide and is a natural extension of our hardcopy records management operations, completing the lifecycle of a record. Through a combination of shredding facilities and mobile shredding units consisting of custom built trucks, we are able to offer secure shredding services to our customers. Media and Archive Services, includes entertainment and media services which help industry clients store, safeguard and deliver physical media of all types, and provides digital content repository systems that house, distribute, and archive key media assets ("Media and Archive Services"). Consumer Storage, provides on-demand, valet storage for consumers ("Consumer Storage") utilizing data analytics and machine learning to provide effective customer acquisition and a convenient and seamless consumer storage experience. Global Data Center Business: Provides enterprise-class data center facilities and hyperscale-ready capacity to protect mission-critical assets and ensure the continued operation of our customers’ IT infrastructure, with secure, reliable and flexible data center options. Corporate and Other: Consists primarily of our Fine Arts and asset lifecycle management ("ALM") businesses and other corporate items ("Corporate and Other"). Our Fine Arts business provides technical expertise in the handling, installation and storing of art. Our ALM business provides hyperscale and corporate IT infrastructure managers with services and solutions that enable the decommissioning, data erasure processing and disposition, and recycling or sale of IT hardware and component assets. ALM services are enabled by: secure logistics, chain of custody and complete asset traceability practices, environmentally-responsible asset processing and recycling, and data sanitization and asset refurbishment services that enable value recovery through asset remarketing. In addition, ALM also offers device support, end-of-life disposition and recycling or sale of employee IT devices. Our ALM services focus on protecting and eradicating customer data while maintaining strong, auditable, and transparent chain of custody practices. Corporate and Other includes costs related to executive and staff functions, including finance, human resources and IT, which benefit the enterprise as a whole. Section X - Appendix and Definitions investors.ironmountain.com Q1 2026 Supplemental Financial Information 23

Capital Expenditures and Investments: Our business requires capital expenditures to support our expected storage rental revenue and service revenue growth and ongoing operations, new products and services and increased profitability. The majority of our capital goes to support business line growth and our ongoing operations. Additionally, we invest capital to acquire or construct real estate. We also expend capital to support the development and improvement of products and services and projects designed to increase our profitability. These expenditures are generally discretionary in nature. We categorize our capital expenditures as follows: Growth Investment: Data Center - Expenditures primarily related to investments in the construction of data center facilities (including the acquisition of land), as well as investments to drive revenue growth, expand capacity or achieve operational or cost efficiencies. Real Estate - Expenditures primarily related to investments in land, buildings, building and leasehold improvements and racking structures to grow our revenues, extend the useful life of an asset or achieve operational or cost efficiencies. Innovation and Other - Discretionary capital expenditures for new products and services as well as computer hardware and software to drive revenue growth, expand capacity or to achieve operational cost efficiencies in businesses other than our data center business. Integration costs of acquisitions are also included. Recurring: Data Center - Expenditures related to the replacement of equivalent components and overall maintenance of existing data center assets. Real Estate - Expenditures primarily related to the replacement of components of real estate assets such as buildings, building and leasehold improvements and racking structures. Non-Real Estate - Expenditures primarily related to the replacement of containers and shred bins, warehouse equipment, fixtures, computer hardware, or third-party or internally-developed software assets that support the maintenance of existing revenues or avoidance of an increase in costs. Constant Currency: Adjusts results to normalize Fx impacts across comparable periods. Data Center Business Definitions: Leaseable MW - Represents the amount of critical power capacity available for customer use, measured in megawatts (MW). Monthly Recurring Revenue (MRR) - Defined as recurring contractual revenue under existing commenced customer leases, including rent, power, and other recurring data center services. Pre-leased - A lease on data center capacity that is signed before construction has completed. Pre-Stabilized - A building recently placed in service which has not yet reached 85% leased or 24 months in service. Rental Churn Rate - Represents data center leases which are not renewed or are terminated during the period. Rental churn is calculated based on the MRR terminated in the period, compared with total MRR at the beginning of the period. TCV - “Total Contract Value” represents total revenue contracted for active contracts through the contract term, not including renewals or extensions, but including fixed power charges. Total potential MW - Total amount of existing and planned critical power capacity at full build-out, measured in megawatts. WALE - “Weighted Average Lease Expiry” (in years) is calculated on a revenue basis, using annual GAAP revenue of all in-place contracts, excluding utility reimbursements. EBITDAR: Calculated using a trailing four fiscal quarter basis earnings before interest, taxes, depreciation and amortization and rent expense (“EBITDAR”) of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, subject to certain adjustments and exclusions, which make the calculation of financial performance for purposes of EBITDAR calculations not directly comparable to our presentation of Adjusted EBITDA. Credit Facility Fixed Charge Coverage Ratio: Calculated using a trailing four fiscal quarter basis EBITDAR divided by scheduled amortization, interest expense related to outstanding debt and preferred equity, if any, and rent expenses of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement. Net Lease-Adjusted Leverage Ratio: Calculated as net debt, including the capitalized value of lease obligations, of our consolidated subsidiaries, other than those we have designated as “Unrestricted Subsidiaries” as defined in our Credit Agreement, plus six times rent expenses divided by EBITDAR. Organic Revenue Growth: Our organic revenue growth rate, represents the year-over-year growth rate of our revenues excluding the impact of business acquisitions, divestitures and foreign currency exchange rate fluctuations. Our organic revenue growth rate includes the impact of acquisitions of customer relationships. Records Management Retention Rate: Calculated as one minus the result of dividing the total number of cubic feet of records removed from inventory due to customer terminations and destructions in a one-year period by the total number of cubic feet of records in storage at the beginning of the period. Storage Rev/NOI per Sq. Ft.: Calculated as either storage revenue or Storage NOI (as defined below) divided by the quarterly building square foot average for storage products. Section X - Appendix and Definitions investors.ironmountain.com Q1 2026 Supplemental Financial Information 24

Service Profit and Margin: The Gross Profit and Margin attributable to the global service business. Calculated as follows: Total Revenues from Adjusted Service Activities - Service Cost of Sales = Service Gross Profit ($) / Total Revenues from Adjusted Service Activities = Service Gross Margin (%) Storage Net Operating Income, or Storage NOI: Storage NOI is defined as adjusted revenue from rental activities (storage rental revenue, termination fees and permanent withdrawal fees) less storage rental costs. Storage rental costs include facility costs (excluding rent), storage rental labor, other storage costs and allocated overhead. Storage NOI is commonly used in the REIT industry and enables investors to understand and value the income generated from the company’s real estate. Storage Profit and Margin: Gross Profit and Margin attributable to the global storage business. Calculated as follows: Total Revenue from Adjusted Storage Rental Activities - Storage Rental Cost of Sales = Storage Rental Gross Profit ($) / Total Revenue from Adjusted Storage Rental Activities = Storage Rental Gross Margin (%) Tax Rates: Effective Tax Rate - GAAP tax rate for the period calculated as tax expense or benefit for the quarter (total of current and deferred tax provisions), including discrete items, and divided by profit before tax for the period. Structural Tax Rate - Estimated tax rate for the full fiscal year calculated based on forecasted ordinary income and forecasted tax expense/benefit excluding any significant unusual or infrequently occurring items (i.e., discrete items) and items recognized net of tax on the financials (i.e., discontinued operations). Total Storage Volume: Iron Mountain’s comprehensive portfolio of physical storage, including Global RIM and Corporate and Other, calculated on an absolute basis in cubic feet. Section X - Appendix and Definitions investors.ironmountain.com Q1 2026 Supplemental Financial Information 25